EXHIBIT 99








CERTIFICATION
-------------

     To my knowledge, this Annual Report on Form 10-K for the year ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of HCB Bancshares, Inc.


                                By: /s/ Cameron D. McKeel
                                    -----------------------------------
                                    Name: Cameron D. McKeel
                                    Title:Chief Executive Officer



                                By: /s/ Scott A. Swain
                                    -----------------------------------
                                    Name: Scott A. Swain
                                    Title:Chief Financial Officer



Date:  September 25, 2002